                    SUBSIDIARY COPYRIGHT SECURITY AGREEMENT



         THIS SUBSIDIARY COPYRIGHT SECURITY AGREEMENT dated as of April 21, 1998 (this "AGREEMENT") is made by [SUBSIDIARY], a [___________________] Corporation ("GRANTOR"), to WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "ADMINISTRATIVE AGENT") financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                            PRELIMINARY STATEMENTS


         A. Administrative Agent and Lenders have entered into the Credit Agreement dated as of April 21, 1998 with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY" or "BORROWER"), DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Stanley Senior Funding Inc., as Documentation Agent (said Credit Agreement and any successor agreement, as it may be amended, amended and restated, modified or otherwise supplemented from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one ore more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

         C. Grantor has executed and delivered the Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Administrative Agent for the benefit of Lenders and Interest Rate Exchangers, pursuant to which Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement and under any Lender Interest Rate Agreements.

         D. Grantor owns and uses in its business and will in the future, adopt and so use various published and unpublished works of authorship (collectively, the "COPYRIGHTS").

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         E.   Administrative Agent, for its benefit and the ratable benefit of
Lenders, desires to become a secured creditor with respect to and, under the circumstances described herein, an assignee of all of the existing and future Copyrights, all copyright registrations and applications for copyright registration which have heretofore been or may hereafter be issued thereon or applied for with the United States Copyright Office and throughout the world (the "REGISTRATIONS"), all common law and other rights in and to the Copyrights throughout the world, including all copyright licenses (the "COPYRIGHT RIGHTS") and all proceeds of the Copyrights, the Registrations and the Copyright Rights, and Grantor agrees to create a secured and protected interest in the Copyrights, the Registrations, the Copyright Rights and all the proceeds thereof as provided herein.

         F. Upon the occurrence of and during the continuance of an Event of Default under the Credit Agreement and to permit Administrative Agent to continue operating Grantor's business without interruption and to use the Copyrights, Registrations and Copyright Rights in conjunction therewith, Grantor is willing to grant to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers the conditional assignment of Grantor's entire right, title and interest in and to the Collateral (as hereinafter defined) and to appoint Administrative Agent or Administrative Agent's designee as Grantor's attorney-in-law and attorney-in-fact to execute documents and take actions to confirm said assignments.

         G. The Credit Agreement requires that Grantor grant the security interest and make the conditional assignment contemplated by this Agreement as a condition precedent to the availability of the credit facilities thereunder.

         NOW THEREFORE, in consideration of the premises, and in order to induce Lenders to extend the credit facilities under the Credit Agreement and to induce Interest Rate Exchangers to enter into Interest Rate Agreements, Grantor hereby agrees with Administrative Agent for Administrative Agent's benefit and the ratable benefit of Lenders and Interest Rate Exchangers as follows:

         SECTION  1.  GRANT OF SECURITY.  Grantor hereby grants a first priority
                      -----------------
security interest in, pledges and mortgages, but does not transfer title, to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of Grantor's right, title and interest in and to the following (the "COLLATERAL") to secure the Secured Obligations (as hereinafter defined):

         (a) Each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not

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the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Administrative Agent or Lenders or Interest Rate Exchangers for past, present and future infringements of the Copyrights and Copyright Rights, including, without limitation:

         (i) all of Grantor's right, title and interest, to the extent that it has the same, in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including, without limitation, the Registrations listed on Schedule A attached hereto, as the same may be amended pursuant hereto from time to time;

         (ii) all of Grantor's right, title and interest, to the extent that it has the same, in and to all renewals and extensions of any such copyrights that may be secured under the law now or hereafter in force and effect; and

       (iii) all of Grantor's right, title and interest, to the extent that it has the same, to make and exploit all derivative works based on or adopted from all works covered by the copyrights referred to herein;

it being understood and agreed that the Collateral assigned hereby shall include, without limitation, rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third-parties, but in the case of third-parties which are not Affiliates of Grantor only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third-parties;

         (b) All general intangibles (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York (the "CODE") relating to the Collateral; and

         (c) All proceeds of any and all of the foregoing Collateral (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Administrative Agent or any Lender or Interest Rate Exchanger is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

         It is the intention of Grantor and Administrative Agent that the security interest granted hereby shall attach to the Collateral as of the date hereof and shall remain in effect until the indefeasible payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letter of Credit.

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

         In addition to, and not by way of limitation of, the pledge and mortgage of the Collateral set forth above, Grantor hereby, effective upon the occurrence of an Event of Default, assigns, grants, sells, conveys, transfers and sets over to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers all of Grantor's rights, title and interest in and to the Collateral as security for the Secured Obligations.

         SECURED 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations, whether or not a claim is allowed against Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 3.  REPRESENTATIONS AND WARRANTIES.  Grantor represents,
                     ------------------------------
warrants and covenants as follows:

         (a) A true and complete list of all Registrations and applications for Registrations owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, in conducting its business is set forth in Schedule A attached hereto.

         (b) Grantor has full power, authority and legal right to pledge all of the Collateral pursuant to this Agreement and none of Grantor's Affiliates has any right, title or interest in any Collateral.

         (c) Each of the Copyrights and Copyright Rights are subsisting and none of the Copyrights, Registrations or Copyright Rights have been adjudged invalid or unenforceable.

         (d) Each material Copyright and each material Copyright Right are believed to be valid and enforceable and Grantor is not presently aware of any past, present or

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

prospective claim by any third party that any material Copyright or material Copyright Right is invalid or unenforceable or of any basis for any such claim.

         (e) No claim known to Grantor has been made that the works of any material Copyright, material Registration or material Copyright Right does or may violate the rights of any third person.

         (f) Grantor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to unpublished Collateral.

         (g) Except as may be prohibited by law, Grantor will use statutory notice in connection with its use of each material Copyright, material Registration and material Copyright Right.

         (h) The execution, delivery and performance of this Agreement by Grantor does not conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, or require the limitation of or consent under, any Contractual Obligation of Grantor, including, without limitation, any agreement pursuant to which Grantor licenses or has the right to use any Collateral.

         (i) Grantor is the legal and beneficial owner of each material Copyright, material Registration and material Copyright Right, free and clear of any Lien, including, without limitation, pledges, assignments, licenses and covenants by Grantor not to sue third persons, except for the Lien and conditional assignment created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to the Credit Agreement or this Agreement or for which duly executed termination statements have been recorded or delivered to Administrative Agent. No effective filing with the United States Copyright Office covering all or any part of the Collateral is on file with the United States Copyright Office, except such as may be filed in favor of Grantor evidencing Grantor's right, title and interest in the Copyrights or in favor of Administrative Agent relating to this Agreement or for which duly executed termination statements have been delivered to Administrative Agent.

         (j) Grantor's chief executive office is located at the address specified on the signature page to this Agreement which address qualifies as its "location" under the Code.

         (k) This Agreement will create in favor of Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers a valid and perfected first priority security interest in the Collateral upon making the filings referred to in clause (l) below.

         (l) Except for the filing of financing statements with the Secretary of State of the State of [___________] under the Code and filings with the United States Copyright Office necessary to perfect the security interest created hereunder, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection of or the exercise by Administrative Agent of its rights and remedies hereunder to the Collateral in the United States of America.

         (m) All information heretofore, herein or hereafter supplied to Administrative Agent and Lenders by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 4.  INSPECTION RIGHTS.  Subject to the terms of the Credit
                     -----------------
Agreement, Grantor hereby grants to Administrative Agent and any and all of its employees, representatives and agents the right to visit Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered utilizing any of the Copyrights, Registrations or Copyright Rights (or which were so utilized during the prior six month period), and to inspect the records relating thereto upon reasonable notice to Grantor and as often as may be reasonably requested.

         SECTION 5.  NEW COPYRIGHTS, REGISTRATIONS AND COPYRIGHT RIGHTS.  If
                     --------------------------------------------------
Grantor shall obtain rights to any new works protectable by copyright, or become entitled to the benefit of any Registration, application for Registration or renewals or extension of any Copyright, the provisions of this Agreement shall automatically apply thereto. With respect to any such Registration, applications for Registration or renewal or extension of any Copyright, Grantor shall give prompt notice thereof in writing to Administrative Agent. Concurrently with the filing of an application for any Registration for any Copyright, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Copyright Security Agreement, substantially in the form hereof, with appropriate insertions or an amendment to this Agreement, in form and substance satisfactory to Administrative Agent, pursuant to which Grantor shall grant a security interest and conditional assignment to the extent of its interest in such Registration as provided herein to Administrative Agent on its behalf and on behalf of Lenders and Interest Rate Exchangers unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Administrative Agent, in which event Grantor shall give written notice to Administrative Agent as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Registration.

         SECTION 6.  COPYRIGHT REGISTRATION, RENEWAL AND LITIGATION.
                     ----------------------------------------------

         (a) Grantor shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value) and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights which are material to Grantor's business. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Copyright, Registration or Copyright Right which is material to Grantor's business.

         (b) Except as provided in Section 9 and notwithstanding Section 1, Grantor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to Administrative Agent any information with respect thereto requested by Administrative Agent. Administrative Agent shall provide at Grantor's expense all and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

         (c) Grantor shall promptly, following its becoming aware thereof, notify Administrative Agent of the institution of, or any adverse determination in, any proceeding in the United States Copyright Office or any United States or foreign court described in Section 6(a) or 6(b) or regarding Grantor's claim of ownership in any material Copyright, material Registration or material Copyright Right, its right to register the same, or its right to keep and maintain such registration;

         SECTION 7.  GRANTOR'S COVENANTS.  On a continuing basis, Grantor shall
                     -------------------
make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including, without limitation, appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Administrative Agent or (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES") to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of security interest and the conditional assignment granted or purported to be granted hereby, to ensure Grantor's compliance with this Agreement or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing sentence, Grantor:

         (a) authorizes Administrative Agent in its sole discretion to modify this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Schedule A thereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Grantor no longer has or claims any right, title or interest;

         (b) shall, from time to time, cause its books and records to be marked with such legends or segregated in such manner as Administrative Agent may reasonably specify, and take or cause to be taken such other action and adopt such procedures as Administrative Agent may reasonably specify to give notice of or to perfect the security interest and assignment in the Collateral intended to be created hereby;

         (c) hereby authorizes Administrative Agent, in its sole discretion, to file one or more financing or continuation statements, and amendments thereto, relative to all or any portion of the Collateral without the signature of Grantor where permitted by law;

         (d) shall diligently keep reasonable records respecting the Collateral;

         (e) shall at all times keep at least one complete set of its records concerning substantially all of the Copyrights, Registrations and Copyright Rights at its chief executive office as set forth above and will not change the location of its chief executive office or such records without giving Administrative Agent at least 30 days' prior written notice thereof;

         (f) shall notify Administrative Agent promptly of any change in Grantor's name, identity or corporate structure;

         (g) shall not enter into any agreement that would or might in any material way impair or conflict with Grantor's obligations hereunder;

         (h) shall use its best efforts to obtain any necessary consents of third parties to the grant or perfection of a security interest and assignment to Administrative Agent with respect to the Collateral;

         (i) shall not permit the inclusion in any contract to which it becomes a party of any provision that could impair or prevent the creation of a security interest in Grantor's rights and interest in any property included within definitions of the Copyrights, Copyright Registrations and Copyright Rights acquired under such contracts;

         (j)   shall properly maintain and care for the Collateral;

         (k) shall not grant or permit to exist any Lien in the Collateral or any portion thereof except for Permitted Liens;

         (l) upon any officer of Grantor obtaining knowledge thereof, shall promptly notify Administrative Agent in writing of any event that may materially adversely affect the value of the Collateral, the ability of Grantor or Administrative Agent to dispose of the Collateral or any portion thereof or the rights and remedies of Administrative Agent in relation thereto including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

         (m) shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (n) shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement.

         (o) shall furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other materials evidencing or reports pertaining to the Collateral as Administrative Agent may reasonably request, all in reasonable detail;

         (p) shall not do any act or omit to do any act whereby any of the Collateral may become abandoned;

         (q) shall notify Administrative Agent immediately and in writing of any claim of infringement of any of the Collateral by any third party and of all steps, including the commencement and course of litigation, taken to remedy such infringement; and

         (r) shall use proper statutory copyright notice with respect to all copies or phonorecords of the works which are the subject of the Collateral.

         SECTION 8.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                     --------------------------------------------
otherwise provided in this Section 8 and in the Credit Agreement, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent is hereby given full power and authority, on its behalf and on behalf of Lenders and Interest Rate Exchangers without notice or demand, (a) to notify any and all obligors with respect to the Collateral or any portion thereof of the existence of the security interest created and the conditional assignment effected hereby and (b) to demand, take, collect, sue for and receive for its own use all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof and (c) in connection therewith, to enforce all rights and remedies with respect to the Collateral or any portion thereof which Grantor could enforce if this Agreement had not been made. Grantor hereby ratifies any action which Administrative Agent shall lawfully take to enforce Administrative Agent's rights hereunder. Whether or not Administrative Agent shall have so notified any obligors, Grantor shall at its expense render all reasonable assistance to Administrative Agent in enforcing claims against such obligors.

         SECTION 9.  COPYRIGHT LITIGATION AFTER DEFAULT.  Upon the occurrence
                     ----------------------------------
and during the continuance of an Event of Default, Administrative Agent shall have the right but shall in no way be obligated to bring suit in the name of Grantor, Administrative Agent or Lenders or Interest Rate Exchangers to enforce any Copyright, Registration, Copyright Right and any license thereunder, in which event Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all documents required by Administrative Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Administrative Agent and any other Indemnitee as provided in Section 16 or 17 in connection with the exercise of their rights under this Section 9. To the extent that Administrative Agent shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights or any license thereunder, Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Copyrights, Registrations or Copyright Rights by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

         SECTION 10.  CERTAIN REMEDIES.  If any Event of Default has occurred
                      ----------------
and is continuing:

         (a) Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Administrative Agent deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable. Administrative Agent or any Lender or any Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Administrative Agent, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Administrative Agent to collect such deficiency.

         (b) Upon the written demand of Administrative Agent, Grantor shall execute and deliver to Administrative Agent an assignment or assignments of the Copyrights, Registrations and Copyright Rights and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of Grantor to comply with such demand will not impair
--------
or affect the validity of the conditional assignment effected by Section 1. Grantor agrees that such an assignment (including, without limitation, the conditional assignment effected by Section 1) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Administrative Agent (or any Lender or Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

         (c) Within five Business Days of written notice from Administrative Agent, Grantor shall make available to Administrative Agent, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of the Event of Default as Administrative Agent may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Copyrights, Registrations and Copyrights, such persons to be available to perform their prior functions on Administrative Agent's behalf and to be compensated by Administrative Agent at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

         All cash proceeds received by Administrative Agent (or any Lender or Interest Rate Exchanger) in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral, in the discretion of Administrative Agent (at the request of Requisite Lenders or Requisite Obligees, shall be held by Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Administrative Agent pursuant to Sections 16 and 17 hereof) in whole or in part by Administrative Agent at the request of Requisite Lenders or Requisite Obligees against all or any part of the Secured Obligations in the order required after an Event of Default as set forth in subsection 2.4D of the Credit Agreement.

         SECTION 11.    DECISIONS RELATING TO EXERCISE OF REMEDIES; AMENDMENTS,
                        -------------------------------------------------------
NON-DISTURBANCE AGREEMENT ETC.  Administrative Agent shall exercise, or shall
------------------------------
refrain from exercising, any remedy provided for in Section 10 in accordance with the instructions of Requisite Lenders or Requisite Obligees. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders or Requisite Obligees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except as provided in Section 7, in which case the writing need only be signed by Administrative Agent. If and to the extent that Grantor is permitted to license the Collateral, at Grantor's request and expense, Administrative Agent shall enter into a non-disturbance agreement or other similar arrangement with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Administrative Agent pursuant to which (a) Administrative Agent, on behalf of Lenders and Interest Rate Exchangers, shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest and conditional assignment created in favor of Administrative Agent on its behalf and on behalf of Lenders and Interest Rate Exchangers and the other terms of this Agreement.

         SECTION 12.    GRANTOR REMAINS LIABLE.  Anything herein to the contrary
                        -----------------------
notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent or any Lender or Interest Rate Exchanger of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement nor shall Administrative Agent or any Lender or Interest Rate Exchanger be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder and (d) the powers conferred on Administrative Agent and Lenders and Interest Rate Exchangers hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon Administrative Agent or any Lender or Interest Rate Exchanger to exercise any such powers.

         SECTION 13.  ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.   Grantor
                      -----------------------------------------------
hereby irrevocably appoints Administrative Agent Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Administrative Agent or otherwise, from time to time in Administrative Agent's discretion while an Event of Default exists to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to endorse Grantor's name on all applications, documents, papers and instruments necessary for Administrative Agent in the use or maintenance of the Collateral, (b) to ask, demand, collect, sue for, recover, impound, receive and give acquittance and receipts for money due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings that Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral and, upon the occurrence and during the continuance of an Event of Default, to execute and deliver any of the assignments or documents requested by Administrative Agent pursuant to Section 10(b) of this Agreement, to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, or to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         SECTION 14.  ADMINISTRATIVE AGENT MAY PERFORM.  If Grantor fails to
                      --------------------------------
perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses so incurred in connection therewith, including the fees and expenses of Administrative Agent's counsel, shall be payable by Grantor under Section 16 hereof.

         SECTION 15.  ADMINISTRATIVE AGENT AND LENDERS DUTIES AND LIABILITIES.
                      -------------------------------------------------------

         (a) The powers conferred on Administrative Agent and Lenders and Interest Rate Exchangers hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral constituting tangible personal property in its possession and the accounting for moneys actually received by it hereunder, neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Administrative Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

         (b) Neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall be liable to the Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Administrative Agent or any Lender or Interest Rate Exchanger of any right or remedy under this Agreement or
(y) any other act of or failure to act by Administrative Agent or any Lender or Interest Rate Exchanger, except to the extent that the same shall be determined by a judgment of a court or competent jurisdiction that is final and not subject to review on appeal, to be the result of acts or omissions on the part of Administrative Agent or such Lender constituting gross negligence or willful misconduct.

         (c) NO CLAIM MAY BE MADE BY THE GRANTOR AGAINST ADMINISTRATIVE AGENT, ANY LENDER OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR INTEREST RATE EXCHANGERS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION

THEREWITH; AND THE GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 16.  EXPENSES.  Grantor will, upon demand, pay to
                      --------
Administrative Agent the amount of any and all reasonable out-of-pocket fees and expenses, including, without limitation, fees and disbursements of its counsel (including foreign counsel) and of any experts and agents, that Administrative Agent may incur in connection with (a) the administration of this Agreement (including, without limitation, any amendments, modifications or waivers hereto and the filing or recording of any documents), (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Administrative Agent or any other Lender or any Interest Rate Exchanger hereunder, or (d) the failure by the Grantor to perform or observe any of the provisions hereof.

         SECTION 17.  INDEMNIFICATION.  Grantor hereby agrees to indemnify, pay
                      ---------------
and hold Administrative Agent, Lenders and Interest Rate Exchangers and any of their officers, directors, employees, agents and affiliates (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements of any kind and nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees (including foreign counsel and experts in connection with any matter, including any investigative, administrative or judicial proceeding commenced or threatened described in Section 6 or otherwise, whether or not such Indemnitee shall be designated a party thereto)) which may be imposed on, incurred by or asserted against that Indemnitee in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of the terms hereof or of any such other documents (the "indemnified liabilities"); provided, however, that Grantor shall
                                           --------  -------
not be liable to an Indemnitee for any indemnified liability to the extent arising from the gross negligence or willful misconduct of that Indemnitee. Notwithstanding anything herein to the contrary, no Indemnitee shall have any duty to Grantor to undertake any affirmative action in connection with this Agreement or the Collateral and any failure by any Indemnitee to undertake any action hereunder shall not constitute gross negligence or willful misconduct of such Indemnitee.

         SECTION 18.  NO WAIVER; CUMULATIVE REMEDIES.  No failure on the part of
                      -------------------------------
Administrative Agent to exercise, and no course of dealing with respect to and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative of any remedies provided by law.

         SECTION 19.  ADDRESSES FOR NOTICES.  All notices and other
                      ---------------------
communications to any party provided for hereunder shall be given as provided in the Credit Agreement.

         SECTION 20.  CONTINUING SECURITY INTEREST AND TRANSFER OF LOANS.   This
                      --------------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Administrative Agent will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination and Grantor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Administrative Agent, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 21.  REASSIGNMENT.  If (a) an Event of Default shall have
                      ------------
occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to the Administrative Agent shall have been previously made pursuant to Sections 1, 10(b) or Section 13 hereof, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Grantor and the written consent of Administrative Agent or the written election of Requisite Lenders or Requisite Obligees, Administrative Agent shall promptly execute and deliver to Grantor such assignments as may be necessary to reassign to Grantor any rights, title and interests as may have been assigned pursuant to Sections 1, 10(b) or 13 hereof, subject to any disposition thereof that may have been made by Administrative Agent pursuant hereto; provided that, after giving
                                                   --------
effect to such reassignment, Administrative Agent's security interest and conditional assignment granted pursuant to Section 1 hereof, as well as all other rights and remedies of Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights,
                                             --------  -------
title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Administrative Agent and Permitted Liens.

         SECTION 22.  WAIVER.  Grantor hereby waives promptness, diligence,
                      ------
notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Grantor or any other person or entity or any of the Collateral.

         SECTION 23.  GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.  THIS
                      -------------------------------------------
AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES

HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

         SECTION 24.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 25.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         SECTION 26.  CREDIT AGREEMENT CONTROLS.  In case of any irreconcilable
                      -------------------------
conflict between the provisions of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall control.

         SECTION 27.  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.  ALL
                      ---------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

         (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

         (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

         (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 18;

         (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

         (V) AGREES THAT ADMINISTRATIVE AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

         (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 27 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         SECTION 28. WAIVER OF JURY TRIAL.  GRANTOR AND ADMINISTRATIVE AGENT
                     --------------------
HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Administrative Agent each acknowledge that this waiver is a material inducement for Grantor and Administrative Agent to enter into a business relationship, that Grantor and Administrative Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Administrative Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 28 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                             [NAME OF SUBSIDIARY],
                             as Grantor


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141


                             Attention: Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:



                             Attention:

                                  SCHEDULE A
                                  ----------


                                U.S. COPYRIGHTS

                                                                           DATE
COPYRIGHT                    REG. NO.                 OF ISSUE
---------                    --------                 --------

                                  SCHEDULE A
                                  ----------

                        FOREIGN COPYRIGHT REGISTRATIONS


                                                                DATE
COUNTRY          COPYRIGHT      REGISTRATION NO.                OF ISSUE
-------          ---------      ----------------                --------

                                  SCHEDULE A
                                  ----------

                            PENDING U.S. COPYRIGHTS


                                                        DATE OF
COPYRIGHT                    REF. NO.                   APPLICATION
---------                    --------                   -----------

                                  SCHEDULE A
                                  ----------


                                   LICENSES

STATE OF CALIFORNIA  )
                          )  SS.:
COUNTY OF ____________    )



          On ___________, 19___, before me, ____________________, a Notary
Public in and for said State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

Signature ________________________________ (Seal)

                    SUBSIDIARY COPYRIGHT SECURITY AGREEMENT



          THIS SUBSIDIARY COPYRIGHT SECURITY AGREEMENT dated as of April 21, 1998 (this "AGREEMENT") is made by [SUBSIDIARY], a [___________________] Corporation ("GRANTOR"), to WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "ADMINISTRATIVE AGENT") financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                            PRELIMINARY STATEMENTS


          A. Administrative Agent and Lenders have entered into the Credit Agreement dated as of April 21, 1998 with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY" or "BORROWER"), DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Stanley Senior Funding Inc., as Documentation Agent (said Credit Agreement and any successor agreement, as it may be amended, amended and restated, modified or otherwise supplemented from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one ore more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

          C. Grantor has executed and delivered the Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Administrative Agent for the benefit of Lenders and Interest Rate Exchangers, pursuant to which Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement and under any Lender Interest Rate Agreements.

          D. Grantor owns and uses in its business and will in the future, adopt and so use various published and unpublished works of authorship (collectively, the "COPYRIGHTS").

          E. Administrative Agent, for its benefit and the ratable benefit of Lenders, desires to become a secured creditor with respect to and, under the circumstances described herein, an assignee of all of the existing and future Copyrights, all copyright registrations and applications for copyright registration which have heretofore been or may hereafter be issued thereon or applied for with the United States Copyright Office and throughout the world (the "REGISTRATIONS"), all common law and other rights in and to the

Copyrights throughout the world, including all copyright licenses (the "COPYRIGHT RIGHTS") and all proceeds of the Copyrights, the Registrations and the Copyright Rights, and Grantor agrees to create a secured and protected interest in the Copyrights, the Registrations, the Copyright Rights and all the proceeds thereof as provided herein.

          F. Upon the occurrence of and during the continuance of an Event of Default under the Credit Agreement and to permit Administrative Agent to continue operating Grantor's business without interruption and to use the Copyrights, Registrations and Copyright Rights in conjunction therewith, Grantor is willing to grant to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers the conditional assignment of Grantor's entire right, title and interest in and to the Collateral (as hereinafter defined) and to appoint Administrative Agent or Administrative Agent's designee as Grantor's attorney-in-law and attorney-in-fact to execute documents and take actions to confirm said assignments.

          G. The Credit Agreement requires that Grantor grant the security interest and make the conditional assignment contemplated by this Agreement as a condition precedent to the availability of the credit facilities thereunder.

          NOW THEREFORE, in consideration of the premises, and in order to induce Lenders to extend the credit facilities under the Credit Agreement and to induce Interest Rate Exchangers to enter into Interest Rate Agreements, Grantor hereby agrees with Administrative Agent for Administrative Agent's benefit and the ratable benefit of Lenders and Interest Rate Exchangers as follows:

          SECTION 1.  GRANT OF SECURITY.  Grantor hereby grants a first priority
                      -----------------
security interest in, pledges and mortgages, but does not transfer title, to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of Grantor's right, title and interest in and to the following (the "COLLATERAL") to secure the Secured Obligations (as hereinafter defined):

          (a) Each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Administrative Agent or Lenders or Interest Rate Exchangers for past, present and future infringements of the Copyrights and Copyright Rights, including, without limitation:

          (i) all of Grantor's right, title and interest, to the extent that it has the same, in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including, without limitation, the Registrations listed on Schedule A attached hereto, as the same may be amended pursuant hereto from time to time;

          (ii) all of Grantor's right, title and interest, to the extent that it has the same, in and to all renewals and extensions of any such copyrights that may be secured under the law now or hereafter in force and effect; and

          (iii) all of Grantor's right, title and interest, to the extent that it has the same, to make and exploit all derivative works based on or adopted from all works covered by the copyrights referred to herein;

it being understood and agreed that the Collateral assigned hereby shall include, without limitation, rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third-parties, but in the case of third-parties which are not Affiliates of Grantor only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third-parties;

          (b) All general intangibles (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York (the "CODE") relating to the Collateral; and

          (c) All proceeds of any and all of the foregoing Collateral (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Administrative Agent or any Lender or Interest Rate Exchanger is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

          It is the intention of Grantor and Administrative Agent that the security interest granted hereby shall attach to the Collateral as of the date hereof and shall remain in effect until the indefeasible payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letter of Credit.

          In addition to, and not by way of limitation of, the pledge and mortgage of the Collateral set forth above, Grantor hereby, effective upon the occurrence of an Event of Default, assigns, grants, sells, conveys, transfers and sets over to Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers all of Grantor's rights, title and interest in and to the Collateral as security for the Secured

Obligations.

          SECURED 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations, whether or not a claim is allowed against Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3. REPRESENTATIONS AND WARRANTIES.  Grantor represents,
                     ------------------------------
warrants and covenants as follows:

          (a) A true and complete list of all Registrations and applications for Registrations owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, in conducting its business is set forth in Schedule A attached hereto.

          (b) Grantor has full power, authority and legal right to pledge all of the Collateral pursuant to this Agreement and none of Grantor's Affiliates has any right, title or interest in any Collateral.

          (c) Each of the Copyrights and Copyright Rights are subsisting and none of the Copyrights, Registrations or Copyright Rights have been adjudged invalid or unen forceable.

          (d) Each material Copyright and each material Copyright Right are believed to be valid and enforceable and Grantor is not presently aware of any past, present or prospective claim by any third party that any material Copyright or material Copyright Right is invalid or unenforceable or of any basis for any such claim.

          (e) No claim known to Grantor has been made that the works of any material Copyright, material Registration or material Copyright Right does or may violate the rights of any third person.

          (f) Grantor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to unpublished Collateral.

          (g) Except as may be prohibited by law, Grantor will use statutory notice in connection with its use of each material Copyright, material Registration and material Copyright Right.

          (h) The execution, delivery and performance of this Agreement by Grantor does not conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, or require the limitation of or consent under, any Contractual Obligation of Grantor, including, without limitation, any agreement pursuant to which Grantor licenses or has the right to use any Collateral.

          (i) Grantor is the legal and beneficial owner of each material Copyright, material Registration and material Copyright Right, free and clear of any Lien, including, without limitation, pledges, assignments, licenses and covenants by Grantor not to sue third persons, except for the Lien and conditional assignment created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to the Credit Agreement or this Agreement or for which duly executed termination statements have been recorded or delivered to Administrative Agent. No effective filing with the United States Copyright Office covering all or any part of the Collateral is on file with the United States Copyright Office, except such as may be filed in favor of Grantor evidencing Grantor's right, title and interest in the Copyrights or in favor of Administrative Agent relating to this Agreement or for which duly executed termination statements have been delivered to Administrative Agent.

          (j) Grantor's chief executive office is located at the address specified on the signature page to this Agreement which address qualifies as its "location" under the Code.

          (k) This Agreement will create in favor of Administrative Agent for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers a valid and perfected first priority security interest in the Collateral upon making the filings referred to in clause (l) below.

          (l) Except for the filing of financing statements with the Secretary of State of the State of [___________] under the Code and filings with the United States Copyright Office necessary to perfect the security interest created hereunder, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by

Grantor or (ii) for the perfection of or the exercise by Administrative Agent of its rights and remedies hereunder to the Collateral in the United States of America.

          (m) All information heretofore, herein or hereafter supplied to Administrative Agent and Lenders by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 4. INSPECTION RIGHTS.  Subject to the terms of the Credit
                     -----------------
Agreement, Grantor hereby grants to Administrative Agent and any and all of its employees, representatives and agents the right to visit Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered utilizing any of the Copyrights, Registrations or Copyright Rights (or which were so utilized during the prior six month period), and to inspect the records relating thereto upon reasonable notice to Grantor and as often as may be reasonably requested.

          SECTION 5. NEW COPYRIGHTS, REGISTRATIONS AND COPYRIGHT RIGHTS.  If
                     --------------------------------------------------
Grantor shall obtain rights to any new works protectable by copyright, or become entitled to the benefit of any Registration, application for Registration or renewals or extension of any Copyright, the provisions of this Agreement shall automatically apply thereto. With respect to any such Registration, applications for Registration or renewal or extension of any Copyright, Grantor shall give prompt notice thereof in writing to Administrative Agent. Concurrently with the filing of an application for any Registration for any Copyright, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Copyright Security Agreement, substantially in the form hereof, with appropriate insertions or an amendment to this Agreement, in form and substance satisfactory to Administrative Agent, pursuant to which Grantor shall grant a security interest and conditional assignment to the extent of its interest in such Registration as provided herein to Administrative Agent on its behalf and on behalf of Lenders and Interest Rate Exchangers unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Administrative Agent, in which event Grantor shall give written notice to Administrative Agent as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Registration.

          SECTION 6. COPYRIGHT REGISTRATION, RENEWAL AND LITIGATION.
                     ----------------------------------------------

          (a) Grantor shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value) and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights which are material to Grantor's business. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Copyright, Registration or Copyright Right which is material to Grantor's business.

          (b) Except as provided in Section 9 and notwithstanding Section 1, Grantor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to Administrative Agent any information with respect thereto requested by Administrative Agent. Administrative Agent shall provide at Grantor's expense all and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (c) Grantor shall promptly, following its becoming aware thereof, notify Administrative Agent of the institution of, or any adverse determination in, any proceeding in the United States Copyright Office or any United States or foreign court described in Section 6(a) or 6(b) or regarding Grantor's claim of ownership in any material Copyright, material Registration or material Copyright Right, its right to register the same, or its right to keep and maintain such registration;

          SECTION 7. GRANTOR'S COVENANTS.  On a continuing basis, Grantor shall
                     -------------------
make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including, without limitation, appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Administrative Agent or (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES") to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of security interest and the conditional assignment granted or purported to be granted hereby, to ensure Grantor's compliance with this Agreement or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing sentence, Grantor:

          (a) authorizes Administrative Agent in its sole discretion to modify this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Schedule A thereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Grantor no longer has or claims any right, title or interest;

          (b) shall, from time to time, cause its books and records to be marked with such legends or segregated in such manner as Administrative Agent may reasonably specify, and take or cause to be taken such other action and adopt such procedures as Administrative Agent may reasonably specify to give notice of or to perfect the security interest and assignment in the Collateral intended to be created hereby;

          (c) hereby authorizes Administrative Agent, in its sole discretion, to file one or more financing or continuation statements, and amendments thereto, relative to all or any portion of the Collateral without the signature of Grantor where permitted by law;

          (d) shall diligently keep reasonable records respecting the Collateral;

          (e) shall at all times keep at least one complete set of its records concerning substantially all of the Copyrights, Registrations and Copyright Rights at its chief executive office as set forth above and will not change the location of its chief executive office or such records without giving Administrative Agent at least 30 days' prior written notice thereof;

          (f) shall notify Administrative Agent promptly of any change in Grantor's name, identity or corporate structure;

          (g) shall not enter into any agreement that would or might in any material way impair or conflict with Grantor's obligations hereunder;

          (h) shall use its best efforts to obtain any necessary consents of third parties to the grant or perfection of a security interest and assignment to Administrative Agent with respect to the Collateral;

          (i) shall not permit the inclusion in any contract to which it becomes a party of any provision that could impair or prevent the creation of a security interest in Grantor's rights and interest in any property included within definitions of the Copyrights, Copyright Registrations and Copyright Rights acquired under such contracts;

          (j)  shall properly maintain and care for the Collateral;

          (k) shall not grant or permit to exist any Lien in the Collateral or any portion thereof except for Permitted Liens;

          (l) upon any officer of Grantor obtaining knowledge thereof, shall promptly notify Administrative Agent in writing of any event that may materially adversely affect the value of the Collateral, the ability of Grantor or Administrative Agent to dispose of the Collateral or any portion thereof or the rights and remedies of Administrative Agent in relation thereto including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

          (m) shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (n) shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement.

          (o) shall furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other materials evidencing or reports pertaining to the Collateral as Administrative Agent may reasonably request, all in reasonable detail;

          (p) shall not do any act or omit to do any act whereby any of the Collateral may become abandoned;

          (q) shall notify Administrative Agent immediately and in writing of any claim of infringement of any of the Collateral by any third party and of all steps, including the commencement and course of litigation, taken to remedy such infringement; and

          (r) shall use proper statutory copyright notice with respect to all copies or phonorecords of the works which are the subject of the Collateral.

          SECTION 8. AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                     --------------------------------------------
otherwise provided in this Section 8 and in the Credit Agreement, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent is hereby given full power and authority, on its behalf and on behalf of Lenders and Interest Rate Exchangers without notice or demand, (a) to notify any and all obligors with respect to the Collateral or any portion thereof of the existence of the security interest created and the conditional assignment effected hereby and (b) to demand, take, collect, sue for and receive for its own use all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof and (c) in connection therewith, to enforce all rights and remedies with respect to the Collateral or any portion thereof which Grantor could enforce if this Agreement had not been made. Grantor hereby ratifies any action which Administrative Agent shall lawfully take to enforce Administrative Agent's rights hereunder. Whether or not Administrative Agent shall have so notified any obligors, Grantor shall at its expense render all reasonable assistance to Administrative Agent in enforcing claims against such obligors.

          SECTION 9. COPYRIGHT LITIGATION AFTER DEFAULT.  Upon the occurrence
                     ----------------------------------
and during the continuance of an Event of Default, Administrative Agent shall have the right but shall in no way be obligated to bring suit in the name of Grantor, Administrative Agent or Lenders or Interest Rate Exchangers to enforce any Copyright, Registration, Copyright Right and any license thereunder, in which event Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all documents required by Administrative Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Administrative Agent and any other Indemnitee as provided in Section 16 or 17 in connection with the exercise of their rights under this

Section 9. To the extent that Administrative Agent shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights or any license thereunder, Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Copyrights, Registrations or Copyright Rights by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          SECTION 10. CERTAIN REMEDIES.  If any Event of Default has occurred
                      ----------------
and is continuing:

          (a) Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Administrative Agent deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable. Administrative Agent or any Lender or any Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Administrative Agent, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Administrative Agent to collect such deficiency.

          (b) Upon the written demand of Administrative Agent, Grantor shall execute and deliver to Administrative Agent an assignment or assignments of the Copyrights, Registrations and Copyright Rights and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of Grantor to comply with such demand will not impair
--------
or affect the validity of the conditional assignment effected by Section 1. Grantor agrees that such an assignment (including, without limitation, the conditional assignment effected by Section 1) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Administrative Agent (or any Lender or Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          (c) Within five Business Days of written notice from Administrative Agent, Grantor shall make available to Administrative Agent, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of the Event of Default as Administrative Agent may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Copyrights, Registrations and Copyrights, such persons to be available to perform their prior functions on Administrative Agent's behalf and to be compensated by Administrative Agent at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          All cash proceeds received by Administrative Agent (or any Lender or Interest Rate Exchanger) in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral, in the discretion of Administrative Agent (at the request of Requisite Lenders or Requisite Obligees, shall be held by Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Administrative Agent pursuant to Sections 16 and 17 hereof) in whole or in part by Administrative Agent at the request of Requisite Lenders or Requisite Obligees against all or any part of the Secured Obligations in the order required after an Event of Default as set forth in subsection 2.4D of the Credit Agreement.

          SECTION 11.   DECISIONS RELATING TO EXERCISE OF REMEDIES;
                        -------------------------------------------

AMENDMENTS, NON-DISTURBANCE AGREEMENT ETC. Administrative Agent shall exercise,
------------------------------------------
or shall refrain from exercising, any remedy provided for in Section 10 in accordance with the instructions of Requisite Lenders or Requisite Obligees. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders or Requisite Obligees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except as provided in Section 7, in which case the writing need only be signed by Administrative Agent. If and to the extent that Grantor is permitted to license the Collateral, at Grantor's request and expense, Administrative Agent shall enter into a non-disturbance agreement or other similar arrangement with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Administrative Agent pursuant to which (a) Administrative Agent, on behalf of Lenders and Interest Rate Exchangers, shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest and conditional assignment created in favor of Administrative Agent on its behalf and on behalf of Lenders and Interest Rate Exchangers and the other terms of this Agreement.

          SECTION 12. GRANTOR REMAINS LIABLE.  Anything herein to the contrary
                      -----------------------
notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent or any Lender or Interest Rate Exchanger of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement nor shall Administrative Agent or any Lender or Interest Rate Exchanger be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder and (d) the powers conferred on Administrative Agent and Lenders and Interest Rate Exchangers hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon Administrative Agent or any Lender or Interest Rate Exchanger to exercise any such powers.

          SECTION 13. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.   Grantor
                      -----------------------------------------------
hereby irrevocably appoints Administrative Agent Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Administrative Agent or otherwise, from time to time in Administrative Agent's discretion while an Event of Default exists to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to endorse Grantor's name on all applications, documents, papers and instruments necessary for Administrative Agent in the use or maintenance of the Collateral, (b) to ask, demand, collect, sue for, recover, impound, receive and give acquittance and receipts for money due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings that

Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral and, upon the occurrence and during the continuance of an Event of Default, to execute and deliver any of the assignments or documents requested by Administrative Agent pursuant to Section 10(b) of this Agreement, to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, or to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 14. ADMINISTRATIVE AGENT MAY PERFORM.  If Grantor fails to
                      --------------------------------
perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses so incurred in connection therewith, including the fees and expenses of Administrative Agent's counsel, shall be payable by Grantor under Section 16 hereof.

          SECTION 15. ADMINISTRATIVE AGENT AND LENDERS DUTIES AND LIABILITIES.
                      -------------------------------------------------------

          (a) The powers conferred on Administrative Agent and Lenders and Interest Rate Exchangers hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral constituting tangible personal property in its possession and the accounting for moneys actually received by it hereunder, neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Administrative Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

          (b) Neither Administrative Agent nor any Lender nor Interest Rate Exchanger shall be liable to the Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Administrative Agent or any Lender or Interest Rate Exchanger of any right or remedy under this Agreement or
(y) any other act of or failure to act by Administrative Agent or any Lender or Interest Rate Exchanger, except to the extent that the same shall be determined by a judgment of a court or competent jurisdiction that is final and not subject to review on appeal, to be the result of acts or omissions on the part of Administrative Agent or such Lender constituting gross negligence or willful misconduct.

          (c) NO CLAIM MAY BE MADE BY THE GRANTOR AGAINST ADMINISTRATIVE AGENT, ANY LENDER OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR INTEREST RATE EXCHANGERS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN

CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          SECTION 16. EXPENSES.  Grantor will, upon demand, pay to
                      --------
Administrative Agent the amount of any and all reasonable out-of-pocket fees and expenses, including, without limitation, fees and disbursements of its counsel (including foreign counsel) and of any experts and agents, that Administrative Agent may incur in connection with (a) the administration of this Agreement (including, without limitation, any amendments, modifications or waivers hereto and the filing or recording of any documents), (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of Administrative Agent or any other Lender or any Interest Rate Exchanger hereunder, or (d) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 17. INDEMNIFICATION.  Grantor hereby agrees to indemnify, pay
                      ---------------
and hold Administrative Agent, Lenders and Interest Rate Exchangers and any of their officers, directors, employees, agents and affiliates (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements of any kind and nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees (including foreign counsel and experts in connection with any matter, including any investigative, administrative or judicial proceeding commenced or threatened described in Section 6 or otherwise, whether or not such Indemnitee shall be designated a party thereto)) which may be imposed on, incurred by or asserted against that Indemnitee in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of the terms hereof or of any such other documents (the "indemnified liabilities"); provided, however, that Grantor shall
                                           --------  -------
not be liable to an Indemnitee for any indemnified liability to the extent arising from the gross negligence or willful misconduct of that Indemnitee. Notwithstanding anything herein to the contrary, no Indemnitee shall have any duty to Grantor to undertake any affirmative action in connection with this Agreement or the Collateral and any failure by any Indemnitee to undertake any action hereunder shall not constitute gross negligence or willful misconduct of such Indemnitee.

          SECTION 18. NO WAIVER; CUMULATIVE REMEDIES.  No failure on the part of
                      -------------------------------
Administrative Agent to exercise, and no course of dealing with respect to and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative of any remedies provided by law.

          SECTION 19. ADDRESSES FOR NOTICES.  All notices and other
                      ---------------------
communications to any party provided for hereunder shall be given as provided in the Credit Agreement.

          SECTION 20. CONTINUING SECURITY INTEREST AND TRANSFER OF LOANS.   This
                      --------------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Administrative Agent will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination and Grantor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Administrative Agent, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 21. REASSIGNMENT.  If (a) an Event of Default shall have
                      ------------
occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to the Administrative Agent shall have been previously made pursuant to Sections 1, 10(b) or Section 13 hereof, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Grantor and the written consent of Administrative Agent or the written election of Requisite Lenders or Requisite Obligees, Administrative Agent shall promptly execute and deliver to Grantor such assignments as may be necessary to reassign to Grantor any rights, title and interests as may have been assigned pursuant to Sections 1, 10(b) or 13 hereof, subject to any disposition thereof that may have been made by Administrative Agent pursuant hereto; provided that, after giving
                                                   --------
effect to such reassignment, Administrative Agent's security interest and conditional assignment granted pursuant to Section 1 hereof, as well as all other rights and remedies of Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights,
                                             --------  -------
title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Administrative Agent and Permitted Liens.

          SECTION 22. WAIVER.  Grantor hereby waives promptness, diligence,
                      ------
notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Grantor or any other person or entity or any of the Collateral.

          SECTION 23. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.  THIS
                      -------------------------------------------
AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

          SECTION 24. SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 25. COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          SECTION 26. CREDIT AGREEMENT CONTROLS.  In case of any irreconcilable
                      -------------------------
conflict between the provisions of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall control.

          SECTION 27. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.  ALL
                      ---------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 18;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT ADMINISTRATIVE AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 27 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          SECTION 28. WAIVER OF JURY TRIAL.  GRANTOR AND ADMINISTRATIVE AGENT
                      --------------------
HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Administrative Agent each acknowledge that this waiver is a material inducement for Grantor and Administrative Agent to enter into a business relationship, that Grantor and Administrative Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Administrative Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 28 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                             EMPIRE CANDLE, INC.,
                             as Grantor


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141


                             Attention: Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 94111

                             Attention:  Alan Wray

                                      S-1
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                                  SCHEDULE A
                                  ----------


                                U.S. COPYRIGHTS

                                                                           DATE
COPYRIGHT                    REG. NO.                 OF ISSUE
---------                    --------                 --------

                                  SCHEDULE A
                                  ----------

                        FOREIGN COPYRIGHT REGISTRATIONS


                                                                     DATE
COUNTRY               COPYRIGHT           REGISTRATION NO.           OF ISSUE
-------               ---------           ----------------           --------

                                  SCHEDULE A
                                  ----------

                            PENDING U.S. COPYRIGHTS


                                                                 DATE OF
COPYRIGHT             REF. NO.                                   APPLICATION
---------             --------                                   -----------

                                  SCHEDULE A
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                                   LICENSES

STATE OF CALIFORNIA  )
                          )  SS.:
COUNTY OF ____________    )



          On ___________, 19___, before me, ____________________, a Notary
Public in and for said State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

Signature   ________________________________ (Seal)